UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: December 14, 2012

ATP OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 001-32647

Texas	76-0362774
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4600 Post Oak Place, Suite 100

Houston, Texas 77027

(Address of principal executive offices)

(Zip Code)

(713) 622-3311

(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on August 17, 2012, ATP Oil & Gas Corporation (the “Company”) filed a voluntary petition for relief (the “Bankruptcy Filing”) under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) Case No. 12-36187. On August 29, 2012, the Company entered into a Senior Secured Super Priority Priming Debtor in Possession Credit Agreement (the “DIP Credit Agreement”) with the lenders party thereto, as lenders (the “Lenders”), Credit Suisse AG, as the administrative agent and collateral agent (the “Agent”), and Credit Suisse Securities (USA) LLC, as the sole bookrunner and sole lead arranger, which was amended on September 20, 2012 and again on December 9, 2012. In connection with the amendments to the DIP Credit Agreement, the Company is required to conduct a sales process with respect to certain of the assets of the Company. In connection with that sales process, the Company has made accessible to prospective purchasers the information set forth in Exhibit 99.1 hereto (the “Internal Reserve Report”), which is incorporated by reference herein and presents the Company’s estimated proved, probable and possible reserves and future revenue, as of October 1, 2012, with respect to the interests of the Company in and related to Telemark, Gomez, Clipper, Canyon Express, Entrada, Garden Banks Block 409 and Viosca Knoll Block 863, located in the Gulf of Mexico.

The Internal Reserve Report is based upon prices and costs as set forth below and reflects a price change using October 1, 2012 NYMEX future prices only.

Net sales, as defined in the Internal Reserve Report, are before deducting production taxes. Net income is after deducting these taxes, and after deducting future capital costs and operating expenses, but before consideration of federal income taxes. The future net income has also been shown discounted at ten percent to determine its present worth. This present worth is included to indicate a time value of money. This should not be construed as representing the market value of the property, as income tax considerations and opportunity rates may vary greatly among individuals. Estimates of future cash flows include abandonment costs, and estimates of all costs required to recover reserves including recompletions and new drill wells.

Oil and gas prices listed below represent the NYMEX strip price as of October 1, 2012. NGL prices listed below reflect 44.1% of the October 1, 2012 NYMEX strip price.

Year	Gas $/MMBtu	Oil $/bbl	NGL $/gal
Oct-2012	3.42	92.40	0.97
Jan-2013	3.83	93.67	0.97
Apr-2013	3.85	94.38	0.97
Jul-2013	3.92	94.26	0.97
Oct-2013	4.09	93.84	0.97
Jan-2014	4.31	93.19	0.97
Apr-2014	4.11	92.48	0.97
Jul-2014	4.17	91.81	0.97
Oct-2014	4.33	91.34	0.97
Jan-2015	4.52	90.74	0.97
Apr-2015	4.27	90.06	0.97
Jul-2015	4.34	89.56	0.97
Oct-2015	4.50	89.19	0.97
Jan-2016	4.70	88.83	0.97
Apr-2016	4.44	88.47	0.97
Jul-2016	4.51	88.18	0.97
Oct-2016	4.68	87.94	0.97
Jan-2017	4.88	87.74	0.97
Apr-2017	4.63	87.60	0.97
Jul-2017	4.70	87.50	0.97
Oct-2017	4.88	87.42	0.97
Jan-2018	5.04	87.40	0.97
Thereafter	5.04	87.40	0.97

These prices were adjusted to account for transportation cost, basis difference and oil gravity.

Operating costs and future development costs are based on estimates. These current expenses and costs are held constant through the life of the property. Operating costs include processing fees where applicable.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from our current expectations both in connection with the Chapter 11 filings and the Company’s business and financial prospects. Statements of management’s expectations, including its desire to successfully restructure in order to position the Company for long term viability and success, to address its financial challenges, to address important issues in an orderly way and to make the Company stronger and more competitive are based on current assumptions and expectations. No assurance can be made that these events will come to fruition. We do not undertake to update our forward-looking statements. Factors that could affect our results include, but are not limited to: (i) the ability of the Company to continue as a going concern, (ii) the ability of the Company to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 case, (iii) the ability of the Company to prosecute, develop and consummate one or more plans of reorganization with respect to the Chapter 11 case, (iv) the effects of the Bankruptcy Filing on the Company and the interests of various creditors, equity holders and other constituents, (v) Bankruptcy Court rulings in the Chapter 11 case and the outcome of the cases in general, (vi) the length of time the Company will operate under the Chapter 11 cases, (vii) risks associated with third-party motions in the Chapter 11 case, which may interfere with the ability of the Company to develop one or more plans of reorganization and consummate such plans once they are developed, (viii) the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations, (ix) the ability to execute the Company’s business and restructuring plans, (x) increased legal costs related to the Company’s Bankruptcy Filing and other litigation, and (xi) the ability of the Company to maintain contracts that are critical to its operation, including to obtain and maintain normal terms with their vendors, customers, landlords and service providers and to retain key executives, managers and employees.

The reserves presented in this Internal Reserve Report are estimates only and should not be construed as being exact quantities. They may or may not be recovered, and if recovered, the revenues, costs, and expenses therefrom may be more or less than the estimated amounts. Because of governmental policies, uncertainties of supply and demand, and international politics, the actual sales rates and the prices actually received for the reserves, as well as the costs of recovery, may vary from those assumptions included in the Internal Reserve Report. Also, estimates of reserves may increase or decrease as a result of future operational decisions, mechanical problems, and the price of oil and gas.

In the event that the risks disclosed in the Company’s public filings and those discussed above cause results to differ materially from those expressed in the Company’s forward-looking statements, the Company’s business, financial condition, results of operations or liquidity, and the interests of creditors, equity holders and other constituents, could be materially adversely affected. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company’s Form 10-K and Form 10-Q reports.

Additional information regarding the Bankruptcy Filings is available on the internet at www.atpog.com. Filings with the Bankruptcy Court and claims information are available at www.kccllc.net/atpog.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit	Exhibit Description

99.1	Internal Reserve Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and thereunto duly authorized.

ATP Oil & Gas Corporation

Date: December 14, 2012	By:	/s/ Albert L. Reese Jr.
Albert L. Reese Jr.
Chief Financial Officer

Exhibit Index

Exhibit	Exhibit Description

99.1	Internal Reserve Report